SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: April 24, 2003
(Date of earliest event reported)

MARINEMAX, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-14173

DELAWARE (State or other jurisdiction of incorporation or organization)	59-3496957 (IRS Employer Identification Number)

18167 U.S. 19 NORTH, SUITE 499 Clearwater, Florida (Address of principal executive offices)	33764 (ZIP Code)

(727) 531-1700
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press Release of MarineMax, Inc. dated April 24, 2003, reporting the financial results of its second quarter of fiscal 2003 and its year-to-date results.

ITEM 9. REGULATION FD DISCLOSURE

The Company is furnishing the information required by item 12 of Form 8-K, “Results of Operations and Financial Condition,” under this Item 9 in accordance with SEC Release No.33-8216

On April 24, 2003, MarineMax, Inc. reported the financial results of its second quarter of fiscal 2003 and its year-to-date results. A copy of MarineMax, Inc. press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference in this Item 9.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2003

MARINEMAX, INC.

By:	/s/ Michael H. McLamb

Michael H. McLamb Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

99.1	Press Release dated April 24, 2003